UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 8, 2013

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2013, the Compensation and Pension Committee (the “Compensation Committee”) of the Board of Directors of Lexmark International, Inc. (the “Company”) granted each Named Executive Officer, other than Mr. Rooke, a 2013 long-term incentive (“LTI”) award opportunity comprised as follows: (i) a cash-based award for the 2013-2015 performance period, representing 28% of the total LTI award opportunity; (ii) performance-based restricted stock units (RSUs) for the 2013-2015 performance period, representing 28% of the total LTI award opportunity; (iii) performance-based RSUs for the 2013 performance period, representing 14% of the total LTI award opportunity; and (iv) time-based restricted stock units (RSUs), granted by the Compensation Committee on February 20, 2013, representing 30% of the total LTI award opportunity.

Mr. Rooke’s 2013 LTI award opportunity is 100% performance-based and excludes time-based RSUs.  Mr. Rooke’s 2013 LTI award opportunity is comprised as follows: (i) a cash-based award for the 2013-2015 performance period, representing 40% of the total LTI award opportunity; (ii) performance-based RSUs for the 2013-2015 performance period, representing 40% of the total LTI award opportunity; and (iii) performance-based RSUs for the 2013 performance period, representing 20% of the total LTI award opportunity.

Cash-Based LTI Award Opportunity

The cash-based LTI award opportunities were granted to the Named Executive Officers pursuant to the 2013-2015 Long-Term Incentive Plan (the "2013-2015 LTIP") established under the Company’s Stock Incentive Plan. The performance measure for the 2013-2015 LTIP is the Company’s relative Total Shareholder Return (“TSR”) measured against the TSR of companies in the S&P Mid-Cap Technology Index for the period commencing January 1, 2013 and ending December 31, 2015. Under the 2013-2015 LTIP, each of the Named Executive Officers is eligible to receive a cash award at the end of the performance period based on the Company’s TSR rank measured against the companies in the S&P Mid-Cap Technology Index. The Compensation Committee will make this determination in 2016, and if earned, the cash payout will occur prior to March 15, 2016.

The Named Executive Officer must be employed on the last day of the performance period to earn an LTIP payout.  Termination of employment prior to such time for any reason, other than death, disability or retirement, will result in forfeiture of the award. In the event of a Named Executive Officer’s death, disability (as defined in the Company’s Stock Incentive Plan) or retirement (as defined in the Award Agreement) during the performance period, a prorated portion of the award may be earned based on the actual attainment as of the end of the performance period and will be paid to the executive or his or her estate prior to March 15, 2016.

The Compensation Committee may exercise negative discretion in determining any payout to an executive under the 2013-2015 LTIP applying any factors that it deems appropriate in its sole discretion under the circumstances.

The minimum, target and maximum award opportunities established under the 2013-2015 LTIP for each of the Named Executive Officers are set forth in the following table:

Name	Minimum	Target	Maximum
P.A. Rooke	$470,000	$ 1,880,000	$3,760,000
J.W. Gamble, Jr.	98,000	392,000	784,000
M.S. Canning	98,000	392,000	784,000
S.T.R. Coons	63,000	252,000	504,000
R.J. Patton	56,000	224,000	448,000

Performance-Based Restricted Stock Unit Award Opportunities

2013-2015 Performance Period

The performance measure for the performance-based RSUs for the 2013-2015 performance period is the Company’s relative Return on Invested Capital (“ROIC”) measured against the ROIC of companies in the S&P Mid-Cap Technology Index for the period commencing January 1, 2013 and ending December 31, 2015. The performance-based RSUs to be awarded based on the Company’s achievement of its objective, if any, will be determined by the Compensation Committee in 2016, and if earned will be settled on February 24, 2016. The Named Executive Officer must be employed on the last day of the performance period to earn the performance-based RSUs. Termination of employment prior to such time for any reason, other than death, disability or retirement, will result in forfeiture of the award. In the event of a Named Executive Officer’s death, disability (as defined in the Company’s Stock Incentive Plan) or retirement (as defined in the Award Agreement) during the performance period, a prorated portion of the performance-based RSUs may be earned based on the actual attainment as of the end of the performance period and will be paid to the executive or his or her estate on February 24, 2016.

2013 Performance Period

The performance measure for the performance-based RSUs for the 2013 performance period is the Company’s services and software revenue. The performance period is January 1, 2013 through December 31, 2013. The performance-based restricted stock units to be awarded based on the Company’s achievement of its objective, if any, will be determined by the Compensation Committee in 2014, with vesting and settlement of any earned performance-based restricted stock units to occur in three approximately equal installments (34%, 33% and 33%, respectively) on February 24, 2014, February 24, 2015 and February 24, 2016, based on the Named Executive Officer’s continued employment on each vesting date. The Named Executive Officer must be employed on the last day of the performance period to earn the performance-based restricted stock units.  Termination of employment prior to such time for any reason will result in forfeiture of the award.  The vesting of any earned performance-based restricted stock units after the end of the performance period will be accelerated in the event of the Named Executive Officer’s death, disability or retirement occurring after the completion of the performance period.

The Compensation Committee may exercise negative discretion in determining whether performance-based RSUs shall be earned by a Named Executive Officer applying any factors that it deems appropriate in its sole discretion under the circumstances.

The minimum, target and maximum award levels for the performance-based RSU awards for the 2013-2015 performance period and the 2013 performance period are set forth in the following table.

	2013-2015 Performance-Based RSU Awards (ROIC)			2013 Performance-Based RSU Awards (Services/Software Revenue)
Name	Min	Target	Max	Min	Target	Max
P.A. Rooke	20,000	80,000	160,000	20,000	40,000	80,000
J.W. Gamble, Jr.	4,175	16,700	33,400	4,200	8,400	16,800
M.S. Canning	4,175	16,700	33,400	4,200	8,400	16,800
S.T.R. Coons	2,700	10,800	21,600	2,700	5,400	10,800
R.J. Patton	2,400	9,600	19,200	2,400	4,800	9,600

Item 9.01.                      Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of 2013-2015 Long-Term Incentive Plan Award Agreement.+

10.2	Form of 2013-2015 Performance-Based Restricted Stock Unit Award Agreement.+

10.3	Form of 2013 Performance-Based Restricted Stock Unit Award Agreement.+

+Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

March 14, 2013	By:	/s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of 2013-2015 Long-Term Incentive Plan Award Agreement.+

10.2	Form of 2013-2015 Performance-Based Restricted Stock Unit Award Agreement.+

10.3	Form of 2013 Performance-Based Restricted Stock Unit Award Agreement.+

+Indicates management contract or compensatory plan, contract or arrangement.